Loss Per Share (Tables)	6 Months Ended
Jun. 30, 2026
Loss Per Share [Abstract]
Schedule of Basic and Diluted Net Loss Per Share

The basic and diluted net loss per share are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
in thousands, except share data	2026	2025	2026	2025
Net loss attributable to common stock	$(11,910)	$(40,891)	$(452,223)	$(58,887)
Weighted average shares outstanding – basic and diluted	621,762,506	454,712,290	617,779,981	454,712,290
Net loss per share – basic and diluted	$(0.02)	$(0.09)	$(0.73)	$(0.13)

Schedule of Potential Common Shares Excluded from Diluted Loss Per Share

Potential Common Shares Excluded from Diluted Loss Per Share

Potential Common Shares	Minimum Shares	Maximum Shares	Treatment
Convertible Debentures(1)	1,666,497	10,832,228	Excluded as anti-dilutive

____________

(1)      The number of potential common shares issuable upon conversion of the Convertible Debentures varies based on the applicable conversion price. The conversion price is equal to the lower of $12.09 per share or 95% of the lowest daily VWAP during the five consecutive trading days immediately preceding the conversion date, subject to a floor price of $1.86 per share. The minimum and maximum potential shares presented above are based on the $20.0 million principal amount plus approximately $147,945 of accrued coupon interest outstanding as of June 30, 2026, assuming conversion at $12.09 per share and $1.86 per share, respectively. Actual shares issued upon conversion may vary based on the applicable conversion price and the amount of principal and accrued interest converted.